Exhibit 99.1
                                                                    ------------


                          AMENDED AND RESTATED BY-LAWS

                                       OF

                          INGLES MARKETS, INCORPORATED

                                   ARTICLE ONE

                                     OFFICES

     Section 1.1 Registered Office and Agent. The Corporation shall maintain a registered office in or near Asheville, North Carolina and shall have a registered agent whose business office is identical with such registered office.

     Section 1.2 Other Offices. The Corporation may have offices at such place or places, within or without the State of North Carolina, as the Board of Directors may, from time to time, appoint or as the business of the Corporation may require or make desirable.


                                   ARTICLE TWO

                                  CAPITAL STOCK

     Section 2.1 Issuance and Notice. Shares of stock are eligible for a Direct Registration Program. The record of ownership and transfer of shares of stock may be made in a Direct Registration System as a book entry with no physical certificate. Physical certificates of each class of common stock may be issued by the Chairman of the Board, Chief Executive Officer, President or Vice-President in consecutive number in the order in which they are issued upon the request of the shareholder accompanied by the proper evidence of assignment of authority to transfer. It shall be the duty of the Corporation or the transfer agent to cancel the surrendered certificate or book share and issue a certificate or book share to the person entitled thereto and otherwise record the transaction. The President of the Corporation shall have the authority to not issue physical certificates.

         Section 2.2 Transfer Agents and Registrars. The Board of Directors of the Corporation may appoint a transfer agent or agents and a registrar or registrars of transfer (other than the Corporation itself or an employee thereof) for the issuance of and transfer of shares of stock of the Corporation and may require that all stock certificates bear the signature of such transfer agent or registrar. In the event such a transfer agent or registrar is thus appointed, any share certificate may be signed by the facsimile of the signature of the President, Secretary, or Assistant Secretary printed thereon. If the same is countersigned by the transfer agent of the Corporation, the certificates bearing the facsimile of such Officers and printed thereon shall be valid in all respects as if such Officer or Officers were still in office even though such person or persons shall have died or otherwise ceased to be Officers.

     Section 2.3 Transfer. Upon surrender to the corporation or to the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of assignment of authority to transfer, it shall be the duty of the Corporation or the transfer agent to cancel the surrendered certificate and issue a certificate to the person entitled thereto and otherwise record the transaction upon the books of the Corporation. No transfer of stock shall affect the right of the Corporation to pay any dividend upon the stock to the holder of record as the holder in fact thereof for all purposes, and no transfer shall be valid, except between the parties thereto, until such transfer shall have been made upon the books of the Corporation as herein provided. The Board of Directors may, from time to time, make such additional rules and regulations as it may deem expedient, not inconsistent with these By-laws or the Articles of

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

Incorporation, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation.

     Section 2.4 Lost Certificates. Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact and shall, if the Board of Directors so requires, comply with such other conditions applicable to the circumstances as the Board of Directors may require, including the delivery of a bond of indemnity, in a form and with one or more sureties satisfactory to the Board of Directors, in at least double in value of the stock represented by said certificates; whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to be lost or destroyed.

     Section 2.5 Shareholders of Record. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder thereof in fact and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

     Section 2.6 Determining Shareholders of Record. In order that the Corporation may determine the Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may provide that the stock transfer books shall be closed for a stated period which shall not exceed, in any case, fifty (50) days. If the stock transfer books shall be closed for the purpose of determining Shareholders entitled to notice or to vote at a meeting of Shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing

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

the stock transfer books, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days and, in case of a meeting of Shareholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of Shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of Shareholders entitled to notice of or to vote at a meeting of Shareholders, .or Shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders. A determination of Shareholders of record entitled to notice of or to vote at a meeting of Shareholders shall apply to any adjournment of the meeting unless the Board of Directors shall fix a new record date for the adjourned meeting. When a record date is so fixed, only Shareholders of record on that date shall be deemed to be Shareholders for the purpose of the particular action requiring such determination, notwithstanding any transfer of any shares on the books of the Corporation after the record date.


                                  ARTICLE THREE

                              SHAREHOLDERS MEETINGS

     Section 3.1 Place of Meetings. All meetings of the Shareholders shall be held at the registered office of the Corporation or at such other place, either within or without the State of North Carolina as the Board of Directors may from time to time designate in the notice of the meeting, or as agreed on by Shareholders holding shares having a majority of the aggregate votes of all: classes of stock entitled to vote thereat.

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

     Section 3.2 Annual Meeting. The annual meeting of the Shareholders shall be held each year on such hour and such date between February 1 and April 30 of each year (other than a Saturday, Sunday or legal holiday) as the Board of Directors shall designate. At such annual meeting, the Shareholders shall elect a Board of Directors and transact such other business as may properly come before the meeting, regardless of whether notice of such matter has been given.

     Section 3.3 Substitute Annual Meeting. If the annual meeting shall not be held on the day designated pursuant to these By-laws, then a special meeting may be called as a substitute annual meeting in accordance with the provisions of Section 3.4 below. A substitute annual meeting so called shall be designated and treated for all purposes as the annual meeting for such year.

     Section 3.4 Special Meetings.

                 A. Calling of Special Meetings. Upon request in writing to the President or Secretary, sent by registered mail or delivered to such Officer in person, by any of the persons entitled to call a meeting of Shareholders, as provided in Section 3.4B below, such Officer shall forthwith cause notice to be given to the Shareholders entitled to vote at such meeting. If the notice is not given within thirty (30) days after the date of delivery of the request, the persons calling the meeting may fix the time of meeting and give notice in the manner provided in these By-laws.

                 B. Persons Entitled to Call Special Meetings. Special meetings of the- Shareholders, for any purpose whatsoever, may be called at any time by any of the following: (i) the Chairman of the Board; (ii) a majority of the Board of Directors in office; or (iii) Shareholders holding-not less than. ten (10%) percent of the aggregate voting power of all


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


classes of stock of the Corporation which are entitled to vote with respect to the subject matter of the meeting.

     C. Permissible Matters. Business transacted at all special meetings shall be confined to the objects stated in the call.

     Section 3.5 Notice.

                 A. Notice of Meetings. Notice of all meetings of Shareholders shall be given in writing to Shareholders of record entitled to vote at such meetings, by or at the direction of the President, the Secretary or the officer or persons calling the meeting.

                 B. Method of Notice. A notice may be given by the Corporation to any Shareholder, either personally or by mail or other means of written communication, charges prepaid, addressed to the Shareholder at his address appearing on the books of the Corporation.

                 C. Time of Notice. Notice of meeting of Shareholders shall be sent to each Shareholder entitled thereto not less than ten (10) days nor more than fifty (50) days before the meeting except in the case of a meeting for the purpose of approving a merger or consolidation in which case the notice must be given not less-than twenty (20) days prior to the date of the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with first class postage (air mail postage if the address is outside of the United States) thereon prepaid addressed to the Shareholder at his address as it appears on the Corporation's record of Shareholders.

                 D. Contents of Notice. Notice of any meeting of Shareholders shall specify the place, the day and the hour of the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called. In the case of an annual or substitute annual meeting, the notice of meeting need not specifically state the business to be transacted thereat

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

unless it is a matter, other than election of a Board of Directors, on which the vote of Shareholders is expressly required by the provisions of the North Carolina Business Corporation Act.

     Section 3.6 Waiver of Notice. Attendance of a Shareholder at a meeting of Shareholders shall constitute a waiver of notice of such meeting and of all objections to the place or time of meeting, or the manner in which it has been called or convened, except when a Shareholder attends a meeting solely for the purpose of stating, at the beginning of the meeting, any such objection to the transaction of any business. Notice of a meeting need not be given to any Shareholder who signs a waiver of notice, in person or by proxy, either before or after the meeting; and a Shareholder's waiver shall be deemed the equivalent of giving notice. Neither the business transacted nor the purpose of the meeting need be specified in the waiver, except as may be otherwise required by the North Carolina Business Corporation Act.

     Section 3.7 Quorum.

                 A. What Constitutes a Quorum. Except with respect to the election or removal of Directors or any other issue required by law or by the Corporation's Articles of Incorporation to be submitted to Shareholders voting as separate classes (hereinafter referred to as "Class Voting Issues"), Shareholders holding shares having a majority of the aggregate votes of all classes of stock entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of Shareholders for the purpose of acting on any matter that is not a Class Voting Issue. With respect to any Class Voting Issue, Shareholders holding a majority of the shares of the class of stock entitled to vote on such Class Voting Issue, represented in person or by proxy, shall constitute a quorum of such class of stock at any meeting of Shareholders for the purpose of acting on any matter that is a Class Voting Issue. If a quorum is present, the

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

affirmative vote of Shareholders holding shares having a majority of the votes represented at the meeting and entitled to vote on the subject matter shall be the act of the Shareholders, except as may be otherwise required by the North Carolina Business Corporation Act.

                 B. Loss of Quorum. The Shareholders present at a duly called or held meeting at which a quorum is present may continue to-do business until adjournment notwithstanding the withdrawal of enough Shareholders-to leave less than a quorum.

     Section 3.8 Adjournment. Any meeting of the Shareholders may be adjourned to another time and place by the holders of shares having a majority of the votes represented at a meeting, whether or not a quorum is present. Notice of the adjourned meeting or of the business to be transacted at such meeting shall not be necessary, provided that the meeting is adjourned for less than 30 days and the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken. Notwithstanding the preceding sentence, if the Board of Directors fixes a new record date for the adjourned meeting with respect to who can vote at such meeting, then notice of the adjourned meeting shall be given to each Shareholder of record on the new record date who is entitled to vote at such meeting, which notice shall be given in accordance with the provisions of Section 3.4 hereof. At an adjourned meeting at which a quorum is present or represented, any business may be transacted which could have been transacted at the meeting originally called.

     Section 3.9 Voting Rights. Pursuant to the Articles of Incorporation, there are currently authorized two classes of voting stock: Class A Common Stock and Class B Common Stock. If there are no Class A Common Stock shares outstanding, subject to the issuance of any series of voting Preferred Stock, holders of Class B Common Stock shares shall have exclusive

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

voting power. If Class A Common Stock shares are issued and outstanding, the voting rights of holders of the Class A Common Stock and Class B Common Stock shall be as follows:

                 A. Holders of Class A Common Stock and Class B Common Stock shall in all matters not specified in paragraph B, C, D or E of this Section 3.9 vote together as a single class; provided that holders of Class A Common Stock shall have one vote per share and holders of Class B Common Stock shall have ten votes per share.

                 B. With respect to the election of directors, holders of Class A Common Stock voting as a separate class shall be entitled to elect that number of directors which constitutes twenty-five (25%) percent of the number of members of the Board of Directors authorized pursuant to Section 4.2 herein (rounded up to the next whole number if the fraction which results from the multiplication of the authorized number of members of the Board of Directors by 25% is equal to or greater than one-half and rounded down to the whole number if such fraction is less than one-half). Holders of Class B Common Stock voting as a separate class shall be entitled to elect those authorized directors which holders of the Class A Common Stock are not entitled to elect. Voting for directors shall be cumulatively by class only if and to the extent required by applicable North Carolina law.

                 C. The holders of Class A Common Stock by majority vote may remove with cause any Director elected by the holders of Class A Common Stock. In addition, such holders may remove, without cause, all of the -Directors elected by the holders of Class A Common Stock or any one of such Directors if the votes cast against the removal of such single Director would not be sufficient to elect such Director if such shares could be voted cumulatively at an annual election. The holders of Class B Common Stock by majority vote may remove with cause any Director elected by the holders of Class B Common Stock. In addition,

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

such holders may remove, without cause, all of the Directors elected by the Molders of Class B Common Stock or any one of such Directors if the votes cast against the removal of such single Director would not be sufficient to elect such Director if such shares could be voted cumulatively at an annual election.

                 D. Holders of Class A Common Stock and Class B Common Stock shall be entitled to vote as a separate class on such other matters as may be required by law or the Corporation's Articles of Incorporation to be submitted to such holders voting as separate classes.

                 E. Any vacancy in the office of a director elected by holders of Class A Common Stock may be filled by a vote of such holders voting as a separate class, and any vacancy in the office of a director elected by holders of Class B Common Stock may be filled by a vote of such holders voting as a separate class; provided, however, that in the absence of a Shareholder vote, in the case of a vacancy in the office of a director elected by either class, any vacancy may be filled by the remaining directors as provided in Section 4.4C herein. Any director elected by the Board of Directors to fill a vacancy shall serve until the next annual meeting of the Shareholders and until his successor shall have been elected and qualified.

                 F. Holders of Class B Common Stock will not have the right to elect directors as set forth in paragraphs B and E of this Section 3.9 if, on the record date for any Shareholder meeting at which directors are to be elected, the number of issued and outstanding shares of Class B Common Stock is less than twelve and one-half (12.5%) percent of the aggregate number of issued and outstanding shares of Class A Common Stock and Class B Common Stock. In such event, those directors to be elected at such meeting other than by holders of Class A Common Stock voting as a class shall be elected by holders of Class A Common Stock and Class B Common Stock voting together as a single class; provided that, with respect to said election, holders of Class A

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Common Stock shall have one vote per share and holders of Class B Common Stock shall have ten votes per share.

                 G. Not withstanding anything in this Section 3.9 to the contrary, subject to the issuance of any series of voting Preferred Stock, holders of Class A Common Stock shall have exclusive voting power on all matters at any meeting of Shareholders if there are no shares of Class A Common Stock issued and outstanding as of the record date for such Shareholder meeting.

     Section 3.10 Proxies. A Shareholder entitled to vote may vote in person or by one or more agents authorized by a proxy executed in writing by the Shareholder or by his attorney-in-fact. A telegram, cablegram, wireless message or photogram appearing to have been transmitted by a Shareholder, or a photographic, photostatic or equivalent reproduction of a writing appointing one or more agents shall be deemed a written proxy within the meaning of this
Section 3.10. A proxy shall not be valid after eleven months from the date of its execution unless a longer period (not in excess of ten years) is expressly stated in such proxy. Every proxy shall be revocable at the pleasure of the Shareholder executing it except as may be otherwise provided in the North Carolina Business Corporation Act.

     Section 3.11 List of Shareholders. At least ten (10) days prior to each meeting of the Shareholders, a full, true and complete list, in alphabetical order, of all the Shareholders entitled to vote at such meeting, and indicating the address and the number of shares of each class of stock held by each, certified by the Secretary of the Corporation, shall be prepared and kept on file at the Corporation's registered office. Such list shall be open to the inspection of the Shareholders at any time during normal business hours during such ten (10) day period and

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during the entire time of the Shareholders' meeting. Such list shall_ be prima facie evidence of who is a Shareholder of, record, but in the event of challenge, the record of Shareholders determined in accordance with Section 2.6 above shall prevail.

     Section 3.12 Voting Inspectors. The Board of Directors, or, if the Board shall not have made the appointment, the chairman presiding at any meeting of Shareholders, shall appoint two or more persons to act as voting inspectors to receive, canvass, certify and report the votes cast by the Shareholders at such meeting; but no candidate for the office of Director shall be appointed as a voting inspector at any meeting for the election of Directors. Section 3.13 Chairman of Meeting. The Chairman of the Board shall preside at all meetings of the Shareholders. In the absence of thre Chairman of the Board, the President of the Corporation shall act as the presiding officer; and in the absence of the President, the Board of Directors may appoint any Director or Officer to act as chairman of the meeting. Section 3.14 Secretary of Meeting. The Secretary of the Corporation shall act as secretary of all meetings of the Shareholders; and, in his absence, the chairman of the meeting may appoint any person to act as secretary of the meeting.

     Section 3.13 Chairman of Meeting. The Chairman of the Board shall preside at all meetings of the Shareholders. In the absence of the Chairman of the Board, the President of the Corporation shall act as the presiding officer, and in the absence of the President, the Board of Directors may appoint any Director or Officer to act as chairman of the meeting.

     Section 3.14 Secretary of Meeting. The Secretary of the Corporation shall act as secretary of all meetings of the Shareholders; and, in his absence, the chairman of the meeting may appoint any person to act as secretary of the meeting.


                                  ARTICLE FOUR

                                    DIRECTORS

     Section 4.1 Management of Business. Subject to Limitations included in the Corporation's Articles of Incorporation, these By-laws or the North Carolina Business Corporation Act concerning action which shall be authorized by the Shareholders, the full and entire management of the affairs and business of the Corporation shall be vested in the Board of Directors.

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     Section 4.2 Number, Qualification and Term of Office. The business and affairs of the Corporation shall be managed by a Board of Directors which shall consist of not less than five (5) nor more than eleven (11) members as determined by resolution of the Board of Directors. In absence of such a resolution, the Board of Directors shall consist of eleven (11) members. Any directorships not filled by the Shareholders shall be treated as a vacancy to be filled by and in the discretion of the Board of Directors. The Directors shall be elected at the annual meeting of Shareholders, as hereinafter provided; and each Director elected shall hold office for a term of one year and until his successor is elected and qualified or until his earlier resignation, removal from office or death. Directors shall be natural persons who have attained the age of 18 years, but need not be residents of the State of North Carolina or Shareholders of the Corporation.

     Section 4.3 Removal. Directors may be removed by the Shareholders in accordance with the provisions of Section 3.9C herein.

     Section 4.4 Vacancies.

                 A. When. Vacancies Occur. Vacancies in the Board of Directors shall exist in the case of happening of any of the following events: (1) an increase in the number of Directors; (2) the death, resignation or removal of any Director; (3) a declaration of vacancy by the Board of Directors as provided in Paragraph B below; or (4) at any meeting of Shareholders at which the Directors are elected, the Shareholders fail to elect the full authorized number of Directors to be voted for at that meeting. A reduction of the authorized number of Directors does not remove any Director prior to the expiration of his term in office.

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                 B. Declaration of Vacancy. The Board of Directors may declare vacant the office of any Director if he is declared of unsound mind by an order of court, or finally convicted of a felony or adjudged a bankrupt.

                 C. Filling Vacancies. If the Board of Directors determines that a meeting of Shareholders is to be held or must be held to fill any vacancy, then such vacancy occurring in the Board of Directors may be filled by the Shareholders entitled to elect such Director in accordance with Section 3.9E herein. If a Shareholders meeting is not to be held to fill such vacancy in accordance with Section 3.9E herein, then such vacancy may be filled by a majority of the remaining Directors who were elected by the same class of Shareholders as the Director whose vacancy is being filled, even if such remaining Directors are less than a quorum; provided, however, that if there are no remaining Directors who were elected by such class of Shareholders, such vacancy may be filled by the remaining Directors, even if less than a quorum. Except for vacancies arising as a result of the Shareholders failing to elect the full authorized number of Directors and except for filling any vacancies created as a result of the adoption of these By-laws, a vacancy created by an increase in the authorized number of Directors must be filled only by the vote of the Shareholders. Any Director elected by the Board of Directors shall serve only until the next annual meeting of Shareholders and until his successor shall have been elected and qualified.

     Section 4.5 Compensation. By resolution of the Board of Directors, compensation to the Directors shall be fixed and expenses of attendance allowed for attendance at meetings of the Board. A Director may serve the Corporation in a capacity other than that of Director and receive compensation for the services rendered in such other capacity.

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

                                  ARTICLE FIVE

                               DIRECTORS MEETINGS

     Section 5.1 Place of Meetings. The meetings of the Board of Directors may be held at the registered office of the Corporation or at any place either within or without the State of North Carolina as the Board of Directors may, from time to time, designate.

     Section 5.2 Annual Meeting.

                 A. Time of Annual Meeting. The Board of Directors shall meet each year immediately following the annual meeting of the Shareholders at the place that meeting had been held or at such other time and date as -a majority of the number of the members of the Board of Directors may designate by resolution. At such annual meeting, Officers shall be elected and such other business may be transacted which is within the powers of the Directors.

                 B. Notice of Annual Meeting. Notice of the annual meeting of the Board of Directors need not be given.

     Section 5.3 Regular Meetings.

                 A. Timing and Call of Regular Meetings. Regular meetings of the Board of Directors shall be held not less than every three (3) months. All regular meetings of the Board of Directors of the Corporation shall be called by the Chairman of the Board or by the President.

                 B. Notice of Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by resolution of the Board of Directors. Notice of the time and place of any other regular meetings of the Board of Directors shall be delivered personally to each Director or sent


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

to each Director by mail or by other form of written communication at least three (3) days before the meeting.

     Section 5.4 Special Meetings.

                 A. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, by the President or by any two directors. Such meetings may be held within or without the State of North Carolina as the Board of Directors may designate.

                 B. Notice of Special Meeting. Notice of the time and place of special meetings of the Board of Directors shall be given orally or telegraphically or delivered personally to each Director at least two (2) days before the meeting or sent to each Director by mail or by other form of written communication at least four (4) days before the meeting. Such notice shall state a reasonable time, date and place of meeting, but the purpose need not be stated therein.

     Section 5.5 Waiver of Notice. A Director may waive in writing notice of a special meeting of the Board, either before or after the meeting, and his waiver shall be deemed the equivalent of giving notice. Attendance of a Director at a meeting shall constitute a waiver of notice of that meeting except when he attends a meeting solely for the purpose of stating at the beginning of the meeting any such objection or objections to the transaction of business.

     Section 5.6 Purpose of Meeting. Neither the business to be transacted at a regular or special meeting, nor the purpose of such meeting, need be specified in the notice or waiver of notice of such meeting.

     Section 5.7 Meeting by Telephone. Any one or more Directors may participate in a meeting of the Board of Directors by means of a conference telephone or similar

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communications device which allows all persona participating in the meeting to hear each other, and such participation in a meeting pursuant to this Section
5.7 shall be deemed presence in person at such meeting.

     Section 5.8 Quorum and Majority Action. At meetings of the Board of Directors, a majority of the number of the Directors shall constitute a quorum for the transaction of business. Only when a quorum is present may the Board of Directors continue to do business at any such meeting. If a quorum is present, the acts of a majority of the number of Directors in attendance shall be the acts of the Board of Directors.

     Section 5.9 Manifestation of Dissent. A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

     Section 5.10 Informal Action by Directors. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board. Such action by written consent shall have the same force and effect as a unanimous vote of such Directors. Any certificate or other document filed under any provision of the North Carolina Business Corporation Act which relates to action so taken shall state that the action was taken by unanimous written consent of

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

the Board of Directors without a meeting and that these By-laws authorize the Directors to so act, and such statement shall be prima facie evidence of such authority.

     Section 5.11 Adjourned Meetings.

                 A. Adjournment. In the absence of a quorum, a majority of the Directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board or until a quorum shall be present.

                 B. Notice of Adjourned Meeting. Notice of the time and place of holding an adjourned meeting of a meeting need not be given to absent Directors if the time and place are fixed at the meeting adjourned and if the period of adjournment does not exceed ten (10) days in any one adjournment.

     Section 5.12 Conduct of Meetings. At every meeting of the Board of Directors, the Chairman of the Board, or in his absence, the President, or in absence of both, the Chairman of the Board and the President, a chairman chosen by a majority of the Directors present, shall preside. The Secretary of the Corporation shall act as Secretary of the Board of Directors. In case the Secretary shall be absent from any meeting, the chairman of the meeting may appoint any person to act as secretary of the meeting.

                                   ARTICLE SIX

                                   COMMITTEES

     Section 6.1 Committees. The Board of Directors may from time to time, by majority resolution of the full Board of Directors, appoint from among its members such Committees as the Board may determine. The Board of Directors may designate one or more Directors as alternate members of any Committee, who may replace any absent member at any meeting

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


of such Committee. Any such Committee, to the extent provided in the resolution or by law, shall have and may exercise all of the authority of the Board of Directors in the management of the business and affairs of the Corporation except that it shall have no authority as to the following matters:

         (1) the dissolution, merger or consolidation of the Corporation, or the sale, lease or exchange of all or substantially all of the property of the Corporation;

         (2) the designation of any such Committee or the filling of vacancies in the Board of Directors or in any such Committee;

         (3) the fixing of compensation of the Directors for serving on the Board or on any such Committee;

         (4) the amendment or repeal of the By-laws or the adoption of new By-laws; or

         (5) the amendment or repeal of any resolution of the Board which by its terms shall not be so amendable or repealable.

The designation of any Committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility or liability imposed upon it or him by law. Such Committee or Committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. A majority of each Committee may determine its action, subject to Section 6.3 and to direction or instruction provided by the Board of Directors. Each Committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required. Each Committee member shall hold office until the next regular annual meeting of the Board of Directors following his designation and until his successor is designated as a member of such Committee and is elected and qualified.
Vacancies in the membership of any Committee which shall be so appointed by the

Board of Directors shall be filled by the Board of Directors at a regular meeting or at a special meeting called for that purpose.

     Section 6.2 Meetings. Regular meetings of any Committee may be held without notice at such time and place as such Committee may fix from time to time by resolution. Special meetings of any Committee may be called by any member thereof upon not less than three (3) days notice stating the place, date and hour of such meeting, which notice may be written or oral, and if mailed, shall be deemed to be delivered when deposited in the United States mail addressed to any member of such Committee at his business address. Any member of such Committee may waive in writing notice of any meeting and such waiver shall be deemed the equivalent of giving notice. The notice of a meeting of the Committee need not state the business proposed to be transacted at the meeting.

     Section 6.3 Quorum. Unless otherwise provided in the resolution establishing any Committee or in amendments or revisions of any such resolution, a majority of the members of any Committee shall constitute a quorum for the transaction of business at any meeting thereof, and actions of such Committee must be authorized by the affirmative vote of a majority of the members present at the meeting at which a quorum is present.

     Section 6.4 Informal Action. Action taken by a majority of the members of any Committee without meeting is nevertheless action of such Committee if written consent to the action in question is signed by all of the members of such Committee and filed with the minutes of the proceedings of the Committee, whether done before or after the actions so taken.

     Section 6.5 Removal. Any member of any such Committee may be removed at any time with or without cause by resolution adopted by a majority of the Board of Directors.

     Section 6.6 Procedure. Any Committee shall elect a presiding officer from among its members and may fix its own rules of procedure which shall not be inconsistent with these By-laws.

     Section 6.7 Meeting by Telephone. Any one or more members of any Committee may participate in a meeting of the Committee by means of a conference telephone or similar communications device which allows all persons participating in the meeting to hear each other and such participation in a meeting shall be deemed presence in person at such meeting.

     Section 6.8 Executive Committee. The Board of Directors, by resolution adopted by a majority of its members, may appoint from its members an Executive Committee. The Executive Committee shall, during the intervals between meetings of the Board of Directors, advise and aid the Officers of the Corporation in all matters concerning the Corporation's interest and the management of its business and generally perform such duties and exercise such powers as may be directed or delegated by the Board of Directors from time- to time. The Board may delegate to the Executive Committee authority to exercise all powers of the Board, excepting powers which may not be delegated to such Committee under the North Carolina Business Corporation Act, while the Board of Directors is not in session.

     Section 6.9 Audit/Compensation Committee. The Board of Directors, by resolution adopted by a majority of its members, shall appoint from its members an Audit/Compensation Committee. To the extent it is practical in conducting the business of the Audit/Compensation Committee, meetings of the Audit/Compensation Committee will take place either immediately before or after regularly scheduled meetings of the Board of Directors.


                                  ARTICLE SEVEN

                                    OFFICERS

     Section 7.1 Officers and Terms. The Officers of the Corporation shall consist of a Chairman of the Board, Chief Executive Officer, President, one or more Vice Presidents, Secretary and Treasurer. Upon action by the Board of Directors, the Officers of the Corporation may be extended to constitute, in addition to the foregoing, one or more Assistant Vice Presidents, an Assistant Secretary or an Assistant Treasurer. Any two or more offices may be held by the same person, except for the offices of President and Secretary. The Officers shall be elected or appointed by the Board of Directors and shall serve at the pleasure of the Board of Directors.

     Section 7.2 Election and Term. The Officers of the Corporation shall be elected by the Board of Directors. Such elections may be held at any regular or special meeting of the Board. Each Officer shall hold office for a period of one year or until his death, resignation, retirement, removal, disqualification, or his successor is elected and qualified.

     Section 7.3 Duties of Officers. All Officers of the Corporation, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as hereinafter provided in these By-laws or as may be determined by action of the Board of Directors.

                 A. Chairman of the Board. The Chairman of the Board shall preside at all meetings of the Directors and the Shareholders and shall discharge the duties of the presiding Officer. He shall present at each annual meeting of the Shareholders a report of the business of the corporation for the preceding fiscal year and shall perform whatever other duties the Board of Directors may from time to time prescribe. He may execute contracts under the seal of the Corporation. In the absence or disability of the Chief Executive Officer, the Chairman of the Board shall perform the duties and exercise the powers of the Chief Executive.

                 B. Chief Executive Officer. The Chief Executive Officer shall have the responsibility for the general supervision of the business affairs of the Corporation, including general supervision of the policies of the Corporation and general and active management of the financial affairs of the Corporation. He shall be present at each meeting of the Board of Directors and shall be present at each annual meeting of the Shareholders and shall perform whatever other duties the Board of Directors may from time to time prescribe.

                 C. President. The President shall be the Chief Operating Officer of the Corporation and as such, he shall have the responsibility to supervise the day-to-day operations of the Corporation. He shall sign, with any other proper Officer, certificates for share of the corporation and any deeds, mortgages, bonds, contracts, or other instruments which may be lawfully executed on behalf of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution there of shall be delegated by the Board of Directions to some other Officer or agent. The President shall perform all other duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

                 D. Vice Presidents. The Vice Presidents shall, in the absence or disability of the President, perform the duties and exercise the powers of that office. In addition, they shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe. The Board of Directors or Chairman of -the Board may designate the order of seniority of Vice Presidents and may designate one or more Vice Presidents as Senior Vice Presidents. The duties and powers of the Presidents shall disburse first to the Senior

R

Vice President in the order of seniority specified by the Board of Directors or Chairman of the Board.

                 E. Secretary. The Secretary shall keep minutes of all meetings of the Shareholders and Directors, have charge of the minute books, stock books and seal of the Corporation, and shall perform such other duties and have such other powers as may from time to time be delegated to him by the Chairman of the Board, President or Board of Directors.

                 F. Treasurer. The Treasurer shall:

                 (1) Funds - Custody and Deposit. Have charge and custody of, and be responsible for, all funds and securities of the Corporation and shall deposit all such funds and other valuable effects in the name and to the credit of the Corporation in such depositories as shall be designated by the Board of Directors

                 (2) Funds - Receipt. Give receipts for all moneys due and payable to the Corporation.

                 (3) Funds - Disbursement. Disburse the funds of the Corporation, keeping proper vouchers for such disbursements.

                 (4) Maintain Accounts. Keep and maintain adequate and correct accounts of the Corporation's properties and business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares.

                 (5) Other Duties. Perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Chairman of the Board, President or Board of Directors.

                 G. Assistant Vice Presidents, Secretaries and Treasurers. Assistants to the Vice Presidents, Secretary and Treasurer may be appointed by the Board of Directors. The

Assistant Secretaries and Assistant Treasurers, if any, shall, in the absence or disability of the Secretary or the Treasurer, respectively, perform the duties and exercise the powers of those offices. Assistants to the Vice Presidents, Secretary and Treasurer shall, in general, perform such other duties as shall be assigned to them by the Chairman of the Board, President or Board of Directors.

     Section 7.4 Delegation of Duties. In case of the absence of any Officer of the Corporation, or for any other reason and for any duration that the Board of Directors may deem advisable, the Board of Directors may delegate the powers or duties, or any of them, of such Officer to any other Officer, or to any Director, provided a majority of the entire Board of Directors concurs therein.

     Section 7.5 Removal of Officers. Any Officer elected or appointed by the Board of Directors may be removed by the Board of Directors whenever, in the judgment of a majority of the members of the Board of Directors, the best interest of the Corporation will be served thereby. The removal of any such Officer shall be without prejudice to the contract rights, if any, of the person so removed; however, the election or appointment of an Officer shall not in and of itself create any contract rights.

     Section 7.6 Bonds. The Board of Directors may by resolution require any or all Officers, agents and employees of the Corporation to give bond to the Corporation, with sufficient sureties, conditioned on the faithful performance of the duties of their respective offices or positions, and to comply with such other conditions as may from time to time be required by the Board of Directors.

     Section 7.7 Vacancies. When a vacancy occurs in one of the executive offices by death, resignation, removal or otherwise, it shall be filled by the Board of Directors. The Officer so elected shall hold office until his successor is chosen and qualified or until his earlier resignation, removal from office or death.

     Section 7.8 Compensation. The Board of Directors shall prescribe or fix the salaries, bonuses and other benefits to be paid or allowed to or in respect of all Officers.

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

                                  ARTICLE EIGHT

                                 INDEMNIFICATION

     Section 8.1 Expenses and Liabilities. The Corporation shall have the power to indemnify any present or former Director, Officer, employee or agent or any person who has served or is serving in such capacity at the request of the Corporation in any other corporation, partnership, joint venture, trust or other enterprise or as a trustee or administrator under an employee benefit plan, with respect to any liability or litigation expenses resulting from any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), including reasonable attorneys fees, incurred by any such person to the extent and upon the terms and conditions provided by law.

     Section 8.2 Circumstances for Claim of Indemnification. To the extent and upon the terms and conditions provided by law, the Corporation shall indemnify any and all of its Officers and Directors against such liability and litigation expense, including reasonable attorneys' fees, arising out of their status as such or their activities in any of the foregoing capacities (excluding, however, liability or litigation expense which any of the foregoing may incur on account of his activities which were at the time taken known or believed by him to be clearly in conflict with the best interests of the Corporation or, with respect to any criminal action or proceeding, unlawful), and said Officers and Directors shall be entitled to recover from the Corporation, and the Corporation shall pay, all reasonable costs, expenses and attorneys' fees in connection with the enforcement of rights to indemnification granted herein. Any person who at any time after the adoption of this By-law serves or has served in either of the aforesaid capacities for or on behalf of the Corporation shall be deemed to be doing or to have done so in reliance upon and in consideration for the right of indemnification provided herein. Such right shall inure to the benefit of the legal representatives of any such person and shall not be exclusive of any other right to which such person may be entitled apart from the provisions of this By-law. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     Section 8.3 Determination of Right to Indemnification. Ultimate determination of the right to indemnification and the amount thereof may be made, at the option of the person to be indemnified, pursuant to procedure set forth from time to time in these By-laws or by any of the following procedures:
(i) order of the court or administrative body or agency having jurisdiction of the action, suit or proceeding, (ii) resolution adopted by a majority vote of a quorum consisting of Directors of the Corporation without counting in such majority or quorum any Directors who were parties to such action, suit or proceeding, or if such a quorum of disinterested Directors cannot be obtained, by independent counsel in a written opinion, (iii) resolution adopted by a majority in interest of the shares of all classes of stock of the Corporation entitled to vote at any meeting, or (iv) order of any court having jurisdiction over the Corporation. Any such determination that a payment by way of indemnity should be made shall be binding upon the Corporation. Such right of indemnification shall not be exclusive of any other right which such Directors and Officers of the Corporation, and the other persons above mentioned, may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification or reimbursement under any

By-laws, agreement or vote of the Shareholders, their rights under this Article being cumulative. The provisions of this Article shall apply to any member of any Committee appointed by the Board of Directors as fully as though such person had been a Director, Officer or employee of the Corporation.

     Section 8.4 Advance Payment of Expenses. Expenses incurred by a Director, Officer, employee or agent in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding if and as authorized (i) by a majority of the members of the Board of Directors who were not parties to such .action, (ii) by a majority in interest of the shares of all classes of stock of the Corporation entitled to vote at any meeting, . (iii) under any charter or By-law provision requiring same, or (iv) by any applicable resolution or contract upon receipt of an undertaking by or on behalf of the Director, Officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation against such expenses.

     Section 8.5 Intent. It is the intention of this Corporation that this Article of the By-laws of this Corporation and the indemnification hereunder shall extend to the maximum indemnification possible under the laws of the State of North Carolina and if one or more words, phrases, clauses, sentences or sections of this Article should be held unenforceable for any reason, all of the remaining portions of this Article shall remain in full force and effect.

     Section 8.6 Insurance. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a trustee or administrator under an employee benefit plan against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability.

                                  ARTICLE NINE

                                    DEALINGS

         Section 9.1 Related Transactions. No contract or other transaction between the Corporation and one or more of its Directors or Officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or mare of the Directors or Officers of this Corporation are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or Officer is present at or participates in the meeting of the Board of Directors or Committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if:

                 A. With knowledge on the part of the other Directors of such adverse interest, the transaction is approved in good faith by a majority, not less than two, of the disinterested Directors present even though less than a quorum, irrespective of the participation of the adversely interested Director in the approval; or if

                 B. After full disclosure of all the material facts to all the Shareholders, the transaction is specifically approved by the vote of Shareholders holding shares having a majority of the aggregate votes of all classes of stock entitled to vote or by the written consent of all of the voting shares other than those owned or controlled by the adversely interested Directors; or if

                 C. The adversely interested party proves that the transaction was just and reasonable to the Corporation at the time when entered into or approved. In the case of compensation paid or voted for services of a Director as director or as officer or employee the standard of what is "just and reasonable" is what would be paid for such services at arm's length under competitive conditions.

     Interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors thereof which authorizes the contract or transaction.

                                   ARTICLE TEN

                             DIVIDENDS AND RESERVES

         Section 10.1 Dividends. The Board of Directors of the Corporation may from time to time declare, and thereupon the Corporation shall pay, dividends on such outstanding shares in cash, property or its own shares, except when the Corporation is insolvent or when the declaration or payment thereof would be contrary to any restrictions contained in the Articles of Incorporation and subject to the following provisions:

                 A. Dividends may be declared and paid in cash or property only out of the unreserved and unrestricted earned surplus of the Corporation, or out of the unreserved and unrestricted net earnings of the current fiscal year (computed to the date of the declaration of the dividend) or the next preceding fiscal year.

                 B. Dividends may be declared and paid in the Corporation's own shares out of any treasury shares that have been reacquired out of surplus of the Corporation.

                 C. Dividends may be declared and paid in the Corporation's own authorized but unissued shares out of any unreserved and unrestricted surplus of the Corporation provided that such shares shall be issued at not less than the par value thereof and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus at least equal to the aggregate par value of the shares to be issued as a dividend.

                 D. The Corporation shall have the use of any cash or property declared as a dividend that is unclaimed until the time it escheats to the applicable jurisdiction. Any stock declared as a dividend and unclaimed shall be voted by the Board of Directors.

     Section 10.2 Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies or for equalizing dividends or for repairing or maintaining any property of the Corporation or for such other purpose as the Directors shall think conducive to the interest of the Corporation, and the Directors may modify or abolish any such reserve in the manner by which it was created; provided, however, that no such., reserve shall, except in accordance with generally accepted accounting principles applicable to the kind of business conducted by the Corporation, diminish the amount of earned surplus or net profits available for dividends.

                                 ARTICLE ELEVEN

                           CORPORATE BOOKS AND RECORDS

     Section 11.1 Minutes of Corporate Meetings. The Corporation shall keep at the principal office, or such other place as the Board of. Directors may order, a book of minutes of all meetings of its Directors and of its Shareholders, with the time and place of -holding, whether annual, regular or special, and, if special, how authorized, the notice thereof given, the names of those present at Directors' meetings, the number of shares present or represented at Shareholders' meetings and the proceedings thereof.

     Section 11.2 Share Register. The Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a share register showing the names of the Shareholders and their addresses, the number of shares held by each and the number of every certificate surrendered for cancellation. The above specified information may be kept by the Corporation on punch cards, magnetic tape or other information storage device related to electronic data processing equipment provided that such card, tape or other equipment is capable of reproducing the information in clearly legible form for the purposes of inspection as provided in Section 11.3 of these By-laws.

     Section 11.3 Inspection of Records.

                 A. By Shareholders. The share register, duplicate share register, and other books and records of account, minutes and record of Shareholders shall be open to inspection at any reasonable time, upon written demand stating the purpose thereof by any Shareholder who shall have been a Shareholder of record for at least six (6) months or who possesses, or is authorized in writing by the holders of, at least five (5%) percent of the outstanding shares of any class of Common Stock, for any proper purpose. Such inspection by a Shareholder may be made in person or by agent or- attorney and the right of inspection includes the right to make extracts. Demand of inspection other than at a Shareholders meeting shall be made in writing upon the President or Secretary of the Corporation. Holders of voting trust certificates representing shares of the Corporation shall be regarded as Shareholders for the purpose of this section.

                 B. By Directors. Every Director shall have the absolute right at any reasonable time to inspect all books, records, documents of every kind and the physical properties of the Corporation and also of its subsidiary corporations, domestic or foreign. Such inspection by a Director may be made in person or by agent or attorney and the right of inspection includes the right to make extracts.

                                 ARTICLE TWELVE

                               GENERAL PROVISIONS

     Section 12.1 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

     Section 12.2 Annual Report. The Board of Directors of the Corporation shall present at each annual meeting, and when called for by vote of the Shareholders at any special meeting of the Shareholders, a full and clear statement of any business and condition of the Corporation.

     Section 12.3 Authority for Execution of Contracts and Instruments. The Board of Directors, except as otherwise provided, in these By-laws, may authorize any officer or Officers, agent or agents to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation, and such authority may be general or confined to specific instances; and, unless so authorized, no Officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or in any amount.

     Section 12.4 Signing of Checks, Drafts, Etc. All checks, drafts or other order for payment of money, notes or other evidences of indebtedness issued in the name of or payable to the Corporation shall be signed or endorsed by such person or persons and in such manner as shall be determined under applicable North Carolina law and from time to time by resolution of the Board of Directors.

                                ARTICLE THIRTEEN

                                      SEAL

     Section 13.1 Seal. The seal of the Corporation shall be in the form of a circle and shall have on the circumference thereon the name of the Corporation and "North Carolina" and shall have the word "SEAL" in the center. Such seal may be an impression or a stamp. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. In the event it is inconvenient to use such a seal at any time, the signature of the Corporation followed by the words "Corporate Seal" enclosed in parentheses or scroll shall be deemed the seal of the Corporation. The seal shall be in the custody of the Secretary and affixed by him or any Assistant Secretary on the certificates of stock and such other papers as may be directed by law, by these By-laws or by the Chairman of the Board, President or Board of Directors.


                                ARTICLE FOURTEEN

                                   AMENDMENTS

     Section 14.1 Amendments. Except as otherwise required by law, these By-laws may be amended or repealed and new By-laws may be adopted by the affirmative vote of a majority of the Directors then holding office at any regular or special meeting of the Board of Directors.

     No by-law adopted or amended by the Shareholders shall be altered or repealed by the Board of Directors.

     No alteration, amendment or rescission of a by-law shall be voted upon unless notice thereof has been given in the notice of the meeting or unless all of the Directors of the

Corporation execute a written waiver of notice stating that action upon the by-laws is to be taken at the meeting, and the original of such waiver shall be recorded in the Minute Book.

     AS APPROVED BY THE BOARD OF DIRECTORS ON FEBRUARY 22, 1988. AMENDED IN 2001 FOR REMOVAL OF SECTION 8.7. AMENDED AND RESTATED ON August 29, 2007 FOR AMENDMENTS OF SECTION 2.1 AND 7.3.